   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

SUPPLEMENT DATED MAY 12, 2003 TO PROSPECTUS DATED APRIL 1, 2003


The following replaces the fifth paragraph under "Portfolio Management" on page 38 of the Prospectus:

Andrew Flynn and Deborah L. Koch, both Vice Presidents of Northern Trust, are the management team leaders for the Mid Cap Growth Portfolio. Mr. Flynn has had such responsibility since December 2002. Mr. Flynn joined Northern Trust in 1998 as an equity analyst. From 1996 to 1998, he was an equity analyst with Scudder Kemper Investments. Ms. Koch has had such responsibility since she joined Northern Trust in May 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management and from 1992 to 2000 she was a portfolio manager at Scudder Kemper Investments.

--------------------------------------------------------------------------------

                                                              NIF SPT EQTY 5/03
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/R/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northernfunds.com/institutional